                            SCHEDULE 14C INFORMATION
                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|_|   Definitive Information Statement
      Ballistic Ventures, Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            N/A

      2)    Aggregate number of securities to which transaction applies:
            N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Cash and value of other property (including assumption of liabilities) received by registrant in asset disposition equals $89,001.

      4)    Proposed maximum aggregate value of transaction:
            $89,001
      5)    Total fee paid:
            N/A

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount previously Paid:
            N/A

      2)    Form, Schedule or Registration Statement No.:
            N/A 3) Filing Party:

            N/A 4) Date filed:

            N/A

                                                                    SCHEDULE 14C

                        Preliminary Information Statement

                             Ballistic Ventures, Inc
                          (formerly whOOdOO.com, Inc.)
                              1283 Crossfield Bend
                              Mississauga, Ontario
                                     L5G 3P5
                             Telephone 905-891-0207


                              Information Statement


         Sale of Substantially All Corporate Assets to Mr. Paulo Mylla;
                           And Amendment to Company's
                     Certificate of Incorporation to Change
                   The Company Name to Ballistic Ventures Inc.

                    WE ARE NOT ASKING FOR A PROXY AND YOU ARE
                          REQUESTED NOT TO SEND A PROXY

  Approximate date of Mailing of this Information Statement: November 26, 2001.

                          INTRODUCTION/WRITTEN CONSENT

This Information Statement is being furnished by Ballistic Ventures Inc. (formerly whOOdOO.com Inc.), a Delaware corporation ("the Company") to its stockholders in connection with:

      1) The sale of substantially all of the Company's assets to Mr. Paulo Mylla, our former President, in accordance with the following material terms:

                               Summary Term Sheet

o We transfer certain of our assets, including customers, software, intellectual property and computer equipment (as described below under "History and Description of Asset Transfer") to Mr. Mylla in exchange for consideration of $1.00.

o This asset transfer occurs as part of a change in control transaction (as described below under "History and Description of Asset Transfer") in which (i) K2 Ventures Inc. acquires a controlling interest in us from Mr. Mylla and certain other shareholders, and (ii) K2 Ventures assumes our liabilities in the amount of $89,000.

2) The amendment of the Company's Certificate of Incorporation to change the Company's name from whOOdOO.com Inc. to Ballistic Ventures, Inc.

      We agreed to transfer substantially all of our assets to Mr. Paulo Mylla, our former President, under an Escrow Agreement dated May 31, 2000 among us, Mr. Mylla, K2 Ventures, Inc., and Brian Leith, Kevin Casey, Sharon Snew, Stephanie Pera, and Ernest Sittenfield. Under applicable Delaware law approval of this asset transfer requires the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The transfer was approved in writing by the holders of a majority of the shares of our then outstanding common stock in accordance with the provisions of Section 228 of the Delaware General Corporation Law. The names of these shareholders and the number of shares owned by them were as follows: Paullo Mylla (8,595,000 shares), Ernest Sittenfield (200,000 shares), Kevin Casey (100,000 shares), and Sharon Snew (30,000 shares), Stephanie Pera (10,000 shares) and Brian Leith (2,530,000 shares). The aggregate of these shares constituted 56% of the then outstanding shares of common stock. As described below, the finalization of the transactions relating to the transfer of substantially all of our assets to Mr. Mylla was conditioned upon the filing of a Schedule 14C Information Statement describing such transfer with the United States Securities & Exchange Commission ("SEC") and the distribution of such Information Statement to our shareholders. Such filing and distribution of the Information Statement has been delayed while we have been in the process of complying with (i) SEC comments to our original Securities Exchange Act of 1934 Registration Statement on Form 10-SB and (ii) our periodic reporting requirements under the Securities Exchange Act of 1934. We have addressed the SEC comments and we have filed the required periodic reports, and we are now distributing this Information Statement to our shareholders. The transactions relating to our asset transfer to Mylla will be finalized twenty (20) days after the mailing of this Information Statement to our shareholders.

      The amendment of our Certificate of Incorporation to change our name from whOOdOO.com Inc. to Ballistic Ventures, Inc. occurred on July 17, 2000. Under applicable Delaware law approval of the name change amendment requires the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The amendment was approved in writing by K2 Ventures, Inc., the holder of a majority of the shares of our then outstanding common stock, in accordance with the provisions of Section 228 of the Delaware General Corporation Law. K2 Ventures, Inc.

owns 11,235,700 shares (55%) of our outstanding common shares. No Information Statement in compliance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, was distributed to our shareholders at the time of the name change. We are now distributing this Information Statement to our shareholders to effect such compliance.

NO DISSENTERS RIGHTS OF APPRAISAL

There is no provision in the Delaware General Corporation Law allowing for dissenters rights of appraisal in connection with either the asset transfer to Mr. Mylla or the name change to Ballistic Ventures, Inc.

HISTORY AND DESCRIPTION OF ASSET TRANSFER

Effective May 31, 2000, we ceased all activities and operations and are an inactive company. On that date, our company, K2 Ventures, Inc. (the "Purchaser"), Paulo Mylla, the former president, Brian Leith, the former vice president and certain other stockholders (the "Other Stockholders") entered into an Escrow Agreement (the "Escrow Agreement"), a copy of which is attached hereto as exhibit 1. K2 Ventures Inc. is domiciled in Bermuda and is owned 50% by Kevin Winters and 50% by Kevin Way, both residents of Bermuda. K2 Ventures Inc. was established to effect the purchase of 11,235,700 shares of common stock, from Mr. Mylla, 2015 Imperial Golf Cse. Blvd., Naples, Fl. 34110, telephone number 941-872-3049, the former vice president and the other shareholders of the company.

The Escrow Agreement provides that Mr. Mylla will purchase certain assets from us for $1.00, Mr. Leith, the former vice president, will release the parties to the Escrow Agreement from any liability or claim he may have against such parties for past or future actions in exchange for our rights known as "Post Offer", and K2 Ventures will purchase 11,235,700 shares of common stock from Mr. Mylla, the former vice president and the other shareholders, and assume liabilities of our company totaling approximately $89,000.

The assets that we are selling to the former president for $1.00, are as follows:

      1)    Customers
      2)    Software license keys.
      3)    Software.
      4)    Intellectual properties such as code, domain names and trademarks.
      5)    Computer equipment.

The intellectual rights that we are selling to Mr. Mylla, are comprised of the following and are all of our intellectual property other than the property known as "Post Offer":

1) Sites/Source Code/Software for: whoodoo.com, Aqueous.com, whoomail.com and the Auction site.

2) Domain names: whoodoo.com, whoodoo.net, BGSSWF.net, ICSdev.net, whodo.com, whodo.net, Aqueous.com.
3) Trademarks: whoodoo.com logo, whoodoo.com name.

All of the proprietary and non-proprietary software is being sold to Mr. Mylla. The Ballistic Ventures clients are also being sold to Mr. Mylla. The software license keys are for the software that was used in the day-to-day operations of the company and also used in the development of the company's proprietary property. This would include, but not limited to, software such as, Microsoft Visual Studio, Microsoft Windows 98, Adobe Acrobat, Visio 2000 and other associated software.

The type of past or future action, which Mr. Leith, the former vice president will release Ballistic Ventures and K2 Ventures from is for wrongful dismissal. The former vice president initiated this legal action in April 2000, and the proceedings took place in the Circuit Court, 20th Jud. Circuit, Collier County, FL. Mr. Leith, the former vice president, sought damages equal to $165,000 (three times his base salary) and other unquantified damages. The "rights" we are exchanging are for the property known as "Post Offer". "Post Offer" was an auction site, which the former vice president wished to potentially utilize in his future endeavors. The former vice president helped to develop this property.

The total consideration that K2 Ventures Inc. has provided for the purchase of the 11,235,700 shares of common stock is to assume the liabilities of our company in the amount of $89,000. K2 Ventures will not give any stock to our shareholders.

The Escrow Agreement called for the resignations of all officers and directors of Ballistic Ventures (other than Mr. William Dickie, provided , that Mr. Dickie remained on as a director of the company by the consent of the parties). Mr. Mylla, Mr. Leith and other shareholders had to deliver to the Escrow Agent, certificates representing the stock to be transferred to K2 Ventures with medallion guaranteed endorsements and all requisite stock powers, necessary to effectuate the transfer of the said stock to K2 Ventures pursuant to the Escrow Agreement.

The table shown below, details the number of our common shares of Ballistic Ventures, which each related party to the Escrow Agreement had prior to entering into the Escrow Agreement, the number of shares which they have after entering into the Escrow Agreement, and the number of shares which were sold to K2 Ventures.

Common shares held by                                     Common shares held
related parties before          Number of shares          by related parties
Escrow Agreement                sold to K2 Ventures       after Escrow Agreement
----------------                -------------------       ----------------------

Paulo Mylla         8,595,000        8,423,100                  171,900

Ernest Sittenfield    200,000          196,000                    4,000

Kevin Casey           100,000           98,000                    2,000

Sharon Snew            30,000           29,400                      600

Stephanie Pera         10,000            9,800                      200

Brian Leith         2,530,000        2,479,400                   50,600
                   ----------       ----------                  -------

                   11,465,000       11,235,700                  229,300

      As of May 31, 2000, as contemplated by the escrow Agreement, K2 Ventures acquired, subject to the terms of the Escrow Agreement, 11, 235,700 common shares, which is 55.3%, of our outstanding common shares. The finalization of the transactions contemplated by the Escrow Agreement, 20 days following the mailing of this Information Statement, will complete the change in control of Ballistic Ventures, Inc. to K2 Ventures.

      In connection with the transactions contemplated by the Escrow Agreement Mr. Eric Pinkney, at the request of K2 Ventures , Inc., was appointed as a director of Ballistic Ventures, Inc. Mr. Pinkney and Mr. Dickie comprise the current board of directors. Mr. Pinkney has a verbal agreement with K2 Ventures that in return for forgoing direct executive compensation from Ballistic Ventures, Inc. he will be permitted to purchase from K2 Ventures 200,000 common shares of Ballistic Ventures, Inc. at a future point in time for $0.15 per share. Therefore, Mr. Pinkney has a financial interest in the finalization of the transactions contemplated by the Escrow Agreement.

REASONS FOR ASSET TRANSFER

We were a development stage internet company which had developed and was in the process of refining a network of regional search engine Internet portals to provide the users access to more localized, relevant, and interest-specific information than they presently could obtain from the more established, large Internet search engine portals and to provide local businesses an opportunity to target these local users.

As of May 2000 it became apparent to the current management that the economic conditions were such that we would be unable to continue down the original business plan path which we had intended to pursue, and we would have to change our focus in order that we could maximize the value of the common stock and ultimately maximize shareholder value. We were unable to generate enough revenue to meet our day-to-day operating expenses and could not foresee to do so in the long run so we could in fact become a viable operation. Our working capital was limited and we could not raise any further financing under the market conditions, which prevailed at the time.

Because of these circumstances, our business has been discontinued and we are in the process of disposing our assets, under the Escrow Agreement as described above. Our plan is to acquire a new profitable business.

ACCOUNTING TREATMENT

For accounting purposes, the Escrow Agreement dated May 31, 2000, was treated as a change of control and recorded as a purchase transaction as of that date.

FEDERAL INCOME TAX CONSEQUENCES

As of May 31, 2000, the Company had available a tax loss carryforward of $3,025,012. Because of the change of control, the Company was unlikely to be able to use the tax loss carryforward, and therefore, the tax loss carryforward was written off as of May 31, 2000. At June 30, 2001, the Company had a tax loss carryforward of $133,360 arising from subsequent operations, which could be applied against future taxable income through 2021.

REGULATORY APPROVALS

Other than the filing and mailing of this Information Statement, there are no federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the asset transfer to Mr. Mylla.

SELECTED FINANCIAL DATA

Ballistic Ventures, Inc.

Selected Financial Information

                                                 Predecessor          Company
                                               ---------------     -------------
                                                Balance Sheet      Balance Sheet
                                                May 31, 2000       June 1, 2000
                                               Prior to Escrow       Purchase
                                                  Agreement         Accounting
                                               ---------------     -------------

Assets:

 Cash                                            $     9,403          $  9,403

 Accounts receivable                                   1,271             1,271

 Fixed assets                                        137,099                --

 Goodwill                                                 --            97,997
                                                 -----------          --------

                                                 $   147,773          $108,671
                                                 ===========          ========

Liabilities:

 Accounts payable                                $    78,897          $ 78,897

 Note payable-short term                              10,000            10,000
                                                 -----------          --------

 Total liabilities                                    88,897 *          88,897 *
                                                 -----------          --------

Stockholder equity:

 Common stock                                         19,774            19,774

 Additional paid-in capital                        2,926,997                --

 Accumulated deficit                              (2,887,895)               --
                                                 -----------          --------

                                                      58,876            19,774
                                                 -----------          --------

                                                 $   147,773          $108,671
                                                 ===========          ========


                                                          Predecessor                     Company
                                                -----------------------------   -----------------------------
                                                 April 9, 1999   July 1, 1999   June 1, 2000    July 1, 2000
                                                (inception) to        to              To              to
                                                 June 30, 1999   May 31, 2000   June 30, 2000   June 30, 2001
                                                --------------   ------------
Net sales                                        $         --    $     41,152   $         57    $      2,241

Loss from continuing operations                  $   (117,985)   $ (2,907,027)  $   (103,140)   $    (31,848)

Loss from continuing operations per share        $      (0.01)   $      (0.16)  $         --    $         --

Weighted average shares outstandiing               11,125,000      18,447,765     18,492,036      20,305,398

Total assets                                     $     19,215    $     10,656   $     46,259    $      2,658

Long term debt                                   $         --    $         --   $         --    $         --

Cash dividends declared per common share         $         --    $         --   $         --    $         --

Book value per share                             $      (0.01)   $         --   $         --    $         --

Shares outstanding                                 11,125,000      19,864,148     20,305,398      20,305,398

1) On August 4, 1999 in a purchase transaction, the Predecessor purchased certain assets and assumed certain liabilities of BGS Southwest, Inc. For accounting purposes, on May 31, 2000, the Predecessor's president purchased, pursuant to an escrow agreement, certain assets of the Predecessor for $1.00. On that same date the predecessor recorded a loss on the equipment of $137,099.

2) Further, on May 31, 2000, a change of control occurred, which was recorded as a purchase transaction.

3)    Subsequent to June 1, 2000, the Company wrote off the goodwill of $97,997.

4)    Currently, the Company is inactive.

*     k2 Assumed the liabilities pursuant To the escrow agreement.

REASONS FOR NAME CHANGE/EFFECT OF NAME CHANGE

Senior Management of the Company recommended to the Board of Directors that the Company change its corporate name from whOOdOO.com Inc. to Ballistic Ventures Inc. for the following reason:

The business has been discontinued due to the inability of the company to execute the original business plan. Our plan is to acquire a new profitable business and therefore it was felt that a new name was needed to provide a clean separation from the past.

The name change will not affect in any way the validity or transferability of stock certificates currently outstanding, the capital structure of the company or the listing of any of its securities on the Pink Sheets. The stock will continue to be traded on the Pink Sheets under the symbol BLLV. Shareholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering of old certificates to the company's transfer agent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table provides certain information as of September 30, 2001 concerning the beneficial ownership of our common stock held by each director; each person known by us to be the beneficial owner of at least 5% of the Company's voting stock; and all executive officers and directors as a group.

                                                                   PERCENT
                NAME AND ADDRESS       AMOUNT AND NATURE OF        SHARES
TITLE OF CLASS  OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP(1)   OUTSTANDING
--------------  -------------------    -----------------------   -----------

Common Stock    K2 Ventures (2)              11,235,700             55.3%
                27 Reid Street,
                Hamilton, HM 11,
                Bermuda

--------------  -------------------    -----------------------   -----------
Common Stock    Eric Pinkney
                1283 Crossfield Bend                Nil
                Mississauga, Ontario
                L5G 3P5

--------------  -------------------    -----------------------   -----------
Common Stock    William P. Dickie
                21 Hilltop Road                 100,000                 *
                Toronto, Ontario
                M5H 2GP

All directors and executive officers of the
Company as a group (2 persons)                  100,000                 *
*represent less than 1% of
voting power

----------
(1) Beneficial ownership exists when a person has either the power to vote or sell our Common Stock. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date whether upon the exercise of options or otherwise.

(2) K2 Ventures Inc., 27 Reid Street, Hamilton, HM 11, Bermuda. The sole director of this company is Brian Lines of Bermuda. Forstreet Nominees is 100% shareholder of K2 Ventures Inc. K2 Ventures was established in May 2000, in order to help facilitate the Escrow Agreement, which has been discussed above. K2 Ventures has purchased 11,235,700 shares from Paulo Mylla and certain other shareholders, and controls 55.3% of the outstanding common shares subject to terms of the Escrow Agreement.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by the Company. The distribution will be made by mail.

By order of the Board of Directors

Eric Pinkney
Director and President

                                    EXHIBIT I

                                ESCROW AGREEMENT
                                ----------------

This ESCROW AGREEMENT, (the "Escrow Agreement") dated May 31, 2000 by and among WhOOdoo.com, Inc., a Delaware corporation, ("Seller"), K2 Ventures, Inc., a Bermuda corporation, ("Purchaser"), Paulo Mylla ("Mylla"), Brian Leith ("Leith"), Kevin Casey, Sharon Snew, Stephanie Pera, and Earnest Sittenfeld (collectively referred to as "Other Shareholders"), and Michael Harris, P.A. (the "Escrow Agent").

      WHEREAS, Mylla has agreed to purchase some of the assets of Seller (the "Assets"), as more specifically described in Schedule A attached hereto, for $1.00, and has agreed to guarantee receivables of the Seller, as more specifically described in Schedule D attached hereto.

      WHEREAS, Leith has agreed to release Seller, Mylla, and certain other parties to this Escrow Agreement from any liability or claim that Leith may have against such parties for past or future actions and to seek dismissal of any actions currently pending and involving any parties to this Escrow Agreement in exchange for all rights to Seller's property known as "Post Offer," as is, without supporting hardware.

      WHEREAS, Purchaser has agreed to purchase 11,235,700 shares of common stock in Seller and assume the liabilities of Seller enumerated in Schedule B attached hereto, as represented and warranted as a complete list of all existing liabilities of Seller.

      WHEREAS, the Escrow Agent desires to serve as the agent for the escrow required by the Escrow Agreement.

      WHEREAS, the parties desire to enter into this Escrow Agreement evidencing the arrangements concerning the Deposit (as defined below) and the rights and obligations of the parties with respect thereto.

      For and in consideration of the promises contained in this Escrow Agreement the receipt and sufficiency of which are hereby acknowledged, and the mutual agreements set forth herein, the parties hereby agree as follows:

Section 1. Deposit.
-------------------

The parties have caused (or shall cause) to be delivered to the Escrow Agent the following (collectively referred to as the "Deposit"):

      (i)   executed resignations of all officers and directors of Seller;

      (ii) executed unanimous consents to the action of which this Escrow Agreement is a part by the Board of Directors of Seller;

      (iii) executed shareholder consent by Mylla to the sale of the Assets as described herein;

      (iv) Mylla, Leith, and Other Shareholders have delivered to Escrow Agent certificates representing a total of 10,545,000 shares of common stock of Seller with medallion guaranteed endorsements and all requisite stock powers, necessary to effectuate the transfer of the said stock pursuant to this Escrow Agreement;

      (v) Leith shall cause a certificate representing 920,000 shares of common stock of Seller issued to Latitude 32, Inc., a Bermuda corporation, to be delivered to Escrow Agent with medallion guaranteed endorsements and all requisite stock powers, necessary to effectuate the transfer of the said stock pursuant to this Escrow Agreement;

      (vi) Leith has delivered to Escrow Agent an Agreement dated May 11th which releases all defendants from his pending litigation and releasing Seller, Purchaser, and Mylla from any existing and potential actions relating to the parties association with Seller;

Section 2. Sale of Assets - Sale of Common Stock.

      At such time as the condition specified in Section 4a. shall occur on or before 6:00 p.m. Miami time on July 30, 2000, the following actions shall simultaneously occur:

a.    Mylla shall purchase the Assets by tendering to the Seller $1.00;

b. Mylla, Leith and the Other Shareholders shall return common stock to the Seller for no consideration in the amounts reflected on Schedule C;

c.    The Purchaser shall pay the liabilities specified on Schedule B;

d. Mylla, Leith and the Other Shareholders each represents and warrants to his or her knowledge that the Seller has no liabilities except as reflected on Schedule B.

e. Mylla shall cause BGS (Southwest), Inc. to cancel all agreements with the Seller and release all liabilities of the Seller to it; [issue of lease] and

f. Mylla shall pay to the Seller any of the accounts receivable of the Seller reflected on Schedule D which remain unpaid as of July 31, 2000.

Section 3. Duties of Escrow Agent.

a. The Escrow Agent acknowledges the receipt of the Deposit and shall hold said Deposit in accordance with the terms and conditions of this Escrow Agreement. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity, or genuineness of documents or securities deposited hereunder, or of any endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority, or rights of the persons executing or delivering or purporting to execute or deliver any such document, security, or endorsement.

b. Escrow Agent shall promptly forward the certificates of Mylla, Leith, and Other Shareholders to the Seller's transfer agent for re-issuance in the amounts and to the entities listed in Schedule C attached hereto and then hold the certificates in escrow after receipt from the transfer agent.

Section 4.  Delivery of Deposit.

The Escrow Agent shall hold the Deposit pursuant to the terms and conditions of this Escrow Agreement until such time as all the following events have occurred:

a. At such time as an information statement as to the sale of the Assets has been filed with and cleared comments of the Securities and Exchange Commission and the documents referred to in Section 1(v) hereof have been received by the Escrow Agent prior to July 30, 2000 at 6:00 p.m. Miami time.

b.    July 30, 2000 at 6:00 p.m. Miami time.

c. Notwithstanding anything contained in this Section 3 to the contrary, upon receipt of written notice that a disagreement within the meaning of
      Section 8 below
      exists, the provisions of Section 8 shall control.

Upon the occurrence of the condition in Section 4a., the Escrow Agent shall deliver the Seller's stock certificates as reflected on Schedule C and the remaining items in Section 1 to the Purchaser. Upon the occurrence of the condition specified in Section 4b. without the prior receipt of the documents specified in Section 1(v), the Escrow Agent shall deliver the Seller's stock certificates as reflected on Schedule C, the items in Section 1(i), (ii), and
(iii)to Mylla and the items in Section 1(vi) to Leith.

Section 5. Delivery Upon Mutual Demand.

Upon demand, in writing, of all parties to this Escrow Agreement at any time, the Deposit shall be delivered by the Escrow Agent as the parties direct.

Section 6. Escrow Agent and Duty.

The Escrow Agent shall not be responsible for any act or omission on its part so long as the Escrow Agent acts in good faith. The Escrow Agent may rely upon any notice, certificate, affidavit, release letter or other paper or document which the Escrow Agent believes to be genuine and the Escrow Agent shall not be liable when the Escrow Agent relies on such genuineness in good faith.

Section 7. Disputes and Termination.

a. If at any time a dispute shall exist as to the duties of the Escrow Agent and the terms thereof, the Escrow Agent may pay the Deposit to the Clerk of the Court of Palm Beach County, State of Florida and may interplead the parties hereto. Upon so depositing such funds and filing its complaint in the interpleader, the Escrow Agent shall be completely discharged and released from all further liability or responsibility under the terms hereof.

b. Should this Agreement be terminated, Mylla shall receive an executed resignation of Eric Pinkney as an officer and director; and an executed unanimous consent re-appointing the officers and directors who submitted resignations referred to in Section 1(i) above.

Section 8. Resignation of Escrow Agent.

a. The Escrow Agent may resign at any time by giving written notice to the Seller and the Purchaser, transmitted by any of the following means:

            (i) facsimile transmission to the facsimile number given below, provided that personal telephonic confirmation of receipt is obtained by the sender from the recipient promptly after completion of transmission,

            (ii) a nationally recognized overnight courier service, or

            (iii) the Express Mail service maintained by the United States Postal Service, and addressed as follows:

            If to Seller, to:

            WhOOdoo.com, Inc.
            1660 Trade Center Way
            Naples, Florida 34109

            Tel. No. (941) 594-2700
            Fax No.  (941) 594-2701

            If to Purchaser, to:

            K2 Ventures, Inc.
            c/o Waterstreet Corp. Services Ltd.
            LOM Building
            27 Reid Street, Hamilton,
            HM11 Bermuda
            Tel. No. ______________
            Fax. No. ______________

            If to Paulo Mylla, to:

            1660 Trade Center Way
            Naples, Florida 34109

            Tel. No. (941) 594-2700
            Fax No. (941) 594-2701

            If to Brian Leith, to:

            _______________________
            _______________________
            Tel. No. ______________
            Fax. No. ______________

            If to Other Shareholders, to:

            _______________________
            _______________________
            Tel. No. ______________
            Fax. No. ______________


            _______________________
            _______________________
            Tel. No. ______________
            Fax. No. ______________


            _______________________
            _______________________
            Tel. No. ______________
            Fax. No. ______________


            _______________________
            _______________________

            _______________________
            _______________________
            Tel. No. ______________
            Fax. No. ______________

      Any party may change its address for the purpose of this Section 8. by giving the other parties written notice of its new address in the manner set forth above.

b. In the event of the resignation of the Escrow Agent, the successor escrow agent shall be chosen by the Seller and shall be a corporation having capital, surplus and undivided profits in excess of Two Million Dollars ($2,000,000) and duly qualified to serve as an escrow agent under the laws of the United States of America or Florida law. The Escrow Agent who has resigned shall, as soon as practicable, deliver to the successor escrow agent the Deposit and a current account of the affairs of the Deposit.

c. Any successor escrow agent shall have the rights, powers, title and discretion of the original escrow agent hereunder and shall be charged with all the duties and obligations of the original escrow agent hereunder.

Section 9. Disagreements Over Release of Deposit. If there is any disagreement between the Purchaser and the Seller or among them and any other party to this Escrow Agreement, resulting in adverse claims and demands being made in connection with, or for, the Deposit, the Escrow Agent shall refuse to comply with the claims or demands as long as such disagreement shall continue, and in so refusing the Escrow Agent shall make no delivery or other disposition of Deposit and in so doing the Escrow Agent shall not be or become liable in any way to any person for its failure or refusal to comply with such conflicting or adverse demands; the Escrow Agent shall only deliver the Deposit as otherwise provided herein. The Escrow Agent shall be entitled to continue so to refrain from acting and so refuse to act in respect to the disputed portion of the Deposit until the Escrow Agent receives authorization as follows:

      (i)   authorization executed by the Sellers and the Purchaser; or

      (ii) a certified or file-stamped copy of a court order resolving the disagreement or directing a specific distribution of the Deposit.

Upon receipt of any such document, the Escrow Agent shall promptly act according to its terms, thereby being relieved from any duty, responsibility or liability arising from the adverse claims and demands or from the terms of this Escrow Agreement with respect to the Deposit, as applicable, covered by the terms of such document.

Section 10. Discharge of Escrow Agent.

The delivery of the Deposit, in accordance herewith, shall terminate this Escrow Agreement and wholly discharge the Escrow Agent from all responsibility hereunder.

Section 11. Other Agreements. The Escrow Agent shall be deemed to have no notice of, and shall not be controlled, limited or bound by any of the provisions contained in any agreement, contract, or document among the Seller and the Purchaser and any other person, except as such provision is specifically contained herein.

Section 12. Headings. The article, section and paragraph headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

Section 13. Construction.

a. The parties have participated jointly in the negotiation and drafting of this Escrow Agreement, and, in the event of an ambiguity or a question of intent or a need for interpretation arises, this Escrow Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Escrow Agreement.

b. Except as otherwise specifically provided in this Escrow Agreement (such as by "sole," "absolute discretion," "complete discretion", or words of similar import), if any provision of this Escrow Agreement requires or provides for the consent, waiver, or approval of a party, such consent, waiver, and/or approval shall not be unreasonably withheld.

c. Words of any gender used in this Escrow Agreement shall be held and construed to include any other gender; words in the singular shall be held to include the plural; and words in the plural shall be held to include the singular; unless and only to the extent the context indicates otherwise. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" means "including, without limitation."

Section 14. Severability. If any provision of this Escrow Agreement is declared by any court or other governmental body to be null, void, or unenforceable, this Escrow Agreement shall be construed so that the provision at issue shall survive to the extent it is not so declared and that all of the other provisions of this Escrow Agreement shall remain in full force and effect.

Section 15. Entire Agreement. This Escrow Agreement contains the entire understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to those transactions.

Section 16. Amendments; Waivers. This Escrow Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be or construed as a further or continuing waiver of any condition or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement.

Section 17. Parties in Interest. Nothing in this Escrow Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Person other than the parties to this Escrow Agreement and their respective successors and permitted assigns.

Section 18. Acknowledgement. It is understood and acknowledged by all parties to this Escrow Agreement, that the law firm of Michael Harris, P.A. has prepared this Escrow Agreement in connection with its representation of and in its capacity as counsel for the Seller, and no other party.

Section 19. Successors and Assigns. No party hereto shall assign or delegate this Escrow Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto, and any attempted assignment or delegation without prior written consent shall be void and of no force or effect. This Escrow Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

Section 20. Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida (without giving effect to the principles of conflicts of laws thereof). The parties hereto irrevocably agree and consent to the non-exclusive jurisdiction of the courts of the State of Florida and the federal courts of the United States, sitting in the Southern District of Florida for the adjudication of any matters arising under or in connection with this Escrow Agreement.

Section 21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute the same instrument.

Section 22. Legal Opinion. The Seller shall cause its counsel to promptly issue legal opinions relying upon legal opinions submitted by Mylla, Leith and the Other Shareholders at such times as shares of common stock are sold under Rule 144 as long as the opinions submitted to the Seller's counsel are consistent with Rule 144.


IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their duly authorized representatives, this Escrow Agreement as of the date first above written.

                                                    Michael Harris, P.A.

                                                    By: /s/ Michael D. Harris
                                                        ------------------------
                                                    Michael D. Harris, President

                                        ESCROW

                                        AGENT:__________________________________


                                        WhOOdoo.com, Inc.,
                                          a Delaware corporation

                                        By: ____________________________________
                                        President


                                        K2 Ventures, Inc., a Bermuda corporation

                                        By: ____________________________________

                                        ________________________________________
                                        Paulo Mylla

                                        ________________________________________
                                        Brian Leith

                                        ________________________________________
                                        Ernest Sittenfield

                                        ________________________________________
                                        Kevin Casey

                                        ________________________________________
                                        Sharon Snew

                                        ________________________________________
                                        Stephanie Pera

                                   SCHEDULE A

                                 ITEMIZED ASSETS

WhOOdoo.com, Inc CUSTOMERS TO BE TRANSFERED

--------------------------------------------------------------------------------
Nancy Todd, Inc.
Deangelis Diamond Construction
John Soave, Inc.
River Reach
Management Recruiters
Suntamers
Phoenix Associates
Hortifruit
Internal Medicine Association
Nmagazine
Grate Technologies
Nature Trade Center (Biogenetics)
Ocean Conversions
Padulo International
PBS
Southwest Florida College
Consel Florida Inc.
Vacations Consulting(Brazil Nuts)
Nicole Caramel
G. Brynjulson
Coastline Shutters
Southern Bay Homes
Stefan Hafner
26North
Brainchild
BJ Haas/levane
Cobwebs and Chameleons
We Want Wisdom
Naples Airport Authority
Onboard Catering
Forum Design
Tyton Painting
NN First Baptist Church (Email accounts)
PRN
Smart Golf
Stahlman-EEngland/rain4u
Heavenly Cigar
Sunshine Mortgage.net

Forefront Accounts
collierpetcare.com
palmriverllc.com
reflectionssofnaples.com
kathypadgettgolf.comfwddev.com
straightsmile.com
bethsoboutique.com
fwddev.com
billsmarinererpair.com

--------------------------------------------------------------------------------
       INTELLECTUAL PROPERTIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Sites/Source
              Code/software for:
--------------------------------------------------------------------------------
                          whoodoo.com

--------------------------------------------------------------------------------
                          Aqueous.com

--------------------------------------------------------------------------------
                          Auction site

--------------------------------------------------------------------------------
                          whoomail.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Domain Names

--------------------------------------------------------------------------------
                          whoodoo.com

--------------------------------------------------------------------------------
                          whoodoo.net

--------------------------------------------------------------------------------
                          BGSSWF.net

--------------------------------------------------------------------------------
                          ICSdev.net

--------------------------------------------------------------------------------
                          whodo.com

--------------------------------------------------------------------------------
                          whodo.net

--------------------------------------------------------------------------------
                          Aqueous.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Trademarks

--------------------------------------------------------------------------------
                          whoodoo.com logo
--------------------------------------------------------------------------------
                          whoodoo.com name
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
      B.    OFFICE EQUIPMENT
-------------------------------------------------------------------------------------------
                   Item                              Number       Item    Number
===========================================================================================
           Copier               Xerox                                     74h24114799
-------------------------------------------------------------------------------------------

           Facsimile            Panasonic KXF1150                         6larbo22987
===========================================================================================
-------------------------------------------------------------------------------------------
      C.    COMPUTER EQUIPMENT
-------------------------------------------------------------------------------------------
                   Item                                          Number   Serial
-----------================================================================================
           Dell Dimesion XPS 300MHz Pentium II MinTower base          2   BRV7C/BRV7Q/
           withMMX Technology and 512K Cashe
-------------------------------------------------------------------------------------------
           Microsoft PS2 Intellimouse, shipped with system            2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           WIN 95 Spacesaver Quiet Key, 104 Key Keyboard,             2   BRV7C/BRV7Q/
           Factory Installed
-------------------------------------------------------------------------------------------
           128MB, SDRAM, DIMM ECC, Factory Installed                  2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           Altec ACS90 Speakers Shipped with system                   2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           Creative Labs AWE64 ISA Sound Card, Factory Installed      2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           12/24x EIDE CD ROM, Factory installed                      2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           Dell 1200HS, Model #D1226H, with 17.9"viewable Image       2   86385/86385-codtu
           size, color monitor
-------------------------------------------------------------------------------------------
           STB, Nitro, 4MB, Virge GX, SPS PCI, video board,           2   BRV7C/BRV7Q/
           factory installed
-------------------------------------------------------------------------------------------
           3.5, 1.44MB floppy drive, factory installed                2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           4.3GB EIDE ultra ATA hard drive, factory installed         2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           Iomega Zip drive for Windows 95 factory installed          2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           Windows `95 CD ROM factory installed                       2   BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------
           3 Com, 3C905-TX, Ethernet, network card, Windows 95        2   BRV7C/BRV7Q/
           factory installed
-------------------------------------------------------------------------------------------
           MS Office 97 small business edition, CD, factory           2   BRV7C/BRV7Q/
           installed US English
-------------------------------------------------------------------------------------------
           MS Bookshelf 96 on CD, W95, NT4.0, US English,             2   BRV7C/BRV7Q/
           Factory installed
-------------------------------------------------------------------------------------------
           Dell Dimesion XPS 300MHz Pentium II MinTower base          1   BRX1P
           withMMX Technology and 512K Cashe
-------------------------------------------------------------------------------------------
           Microsoft PS2 Intellimouse, shipped with system            1   BRX1P
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
           WIN 95 Spacesaver Quiet Key Keyboard, Factory              1   BRX1P
           Installed
-------------------------------------------------------------------------------------------
           128 MB, SDRAM, DIMM ECC, factory installed                 1   BRX1P
-------------------------------------------------------------------------------------------
           Altec ACS90 Speakers Shipped with system                   1   BRX1P
-------------------------------------------------------------------------------------------
           Creative Labs AWE64 ISA Sound Card, Factory Installed      1   BRX1P
-------------------------------------------------------------------------------------------
           12/24x EIDE CD ROM, Factory installed                      1   BRX1P
-------------------------------------------------------------------------------------------
           Ultrascan 1000TX, color monitor, Model #D1025HTX,          1   8055898
           15.9" vis, factory installed, dimension
-------------------------------------------------------------------------------------------
           STB, Nitro, 4MB, Virge GX, SPS PCI, video board,           1   BRX1P
           factory installed
-------------------------------------------------------------------------------------------
           3.5, 1.44Floppy drive, factory installed                   1   BRX1P
-------------------------------------------------------------------------------------------
           4.3 EIDE ultra ATA hard drive, factory installed           1   BRX1P
-------------------------------------------------------------------------------------------
           Iomega Zip drive for Windows 95 factory installed          1   BRX1P
-------------------------------------------------------------------------------------------
           3 Com, 3C905-TX, Ethernet, network card, Windows 95        1   BRX1P
           factory installed
-------------------------------------------------------------------------------------------
           MS Office 97 Professional with Bookshelf Basics on CD      1   BRX1P
           Factory installed, US., English
-------------------------------------------------------------------------------------------
           Dell PowerEdge 2200 Base, 266 MHz Processor with 512K      2   CJB13/BQP51
           cashe
-------------------------------------------------------------------------------------------
           Logited System mouse, with disks not factory installed     2   CJB13/BQP51
-------------------------------------------------------------------------------------------
           Performance 104 key keyboard for Windows 95 factory        2   CJB13/BQP51
           installed

-------------------------------------------------------------------------------------------
           Dell PowerEdge 4200, processor terminator card,            2   CJB13/BQP51
           factory installed
-------------------------------------------------------------------------------------------
           8x SCSI CD-ROM drive, factory installed                    2   CJB13/BQP51
-------------------------------------------------------------------------------------------
           Ultrascan 800 HS (13.7"vis) trinitron model #D825HT        5   8463233/711716
           with 13.7"viewable image size for Dell Optiplex,               6/8463235/8470
           factory installed                                              139/8463225
-------------------------------------------------------------------------------------------
           9 GB SCSI Hard drive, factory installed                    2   CJB13/BQP51
-------------------------------------------------------------------------------------------
           Hard drive configuration for Dell PowerEdge 2100           2   CJB13/BQP51
           factory installed
-------------------------------------------------------------------------------------------
           1.4 MB floppy drive for Dell PowerEdge 2200 factory        2   CJB13/BQP51
           installed

-------------------------------------------------------------------------------------------
           12/24 GB tape backup, for Dell PowerEdge 2200 factory      2   CJB13/BQP51
           installed

-------------------------------------------------------------------------------------------
           ReadyWare installation Fee per system                      2   CJB13/BQP51
-------------------------------------------------------------------------------------------
           Intel EtherExpress PRO 100/B PCI Ethernet Adapter          2   CJB13/BQP51
           factory installed
-------------------------------------------------------------------------------------------
           Microsoft NTS 4.0 on CD, 10 client access licenses 2 CJB13/BQP51 OEM packaging, US version non-factory installed

-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
           128 MB RAM (64MB free) upgrade, 1 DIMM, for Dell           2   CJB13/BQP51
           PowerEdge 2200 factory installed

-------------------------------------------------------------------------------------------
           SMART-UPS 1000VA Net Bundle                                2   CJB13/BQP51
-------------------------------------------------------------------------------------------
           Superstack II Hub 100TX 12 POR                             1   CJB13/BQP51
-------------------------------------------------------------------------------------------
           Dell Dimesion 166 MHz Minitower Base with MMX              3   BQSOC/BQRYS/BQR2
           Technology, 512 Cashe and 2 MB video
-------------------------------------------------------------------------------------------
           Microsoft PS2 Intellimouse, factory installed              3   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           WIN 95 Spacesaver Quiet Key Keyboard, factory              3   BQSOC/BQRYS/BQR2
           installed
-------------------------------------------------------------------------------------------
           64 MB RAM, 2 DIMMS, SDRAM, factory installed               3   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           Vibra 16C Sound Card for Windows 95, factory installed     3   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           Altec ACS90 Speakers Shipped with system                   3   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           12/24 xEIDE CD ROM factory installed                       3   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           Ultrascan 800 HS (13.7"vis) trinitron model #D825HT        3   8463225
           with 13.7"viewable image size for Dell Optiplex,
           factory installed
-------------------------------------------------------------------------------------------
           3.2 GB EIDE hard drive, factory installed                  3   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           Iomega, removable storage Zip EIDE, for Windows 95         3   BQSOC/BQRYS/BQR2
           factory installed
-------------------------------------------------------------------------------------------
           Windows `95 CD ROM factory installed                       3   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           3C905-TX ENET 10/100 Network dard factory installed        3   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           MS Office 97 small business edition, CD, factory           3   BQSOC/BQRYS/BQR2
           installed US English
-------------------------------------------------------------------------------------------
           MS Bookshelf 96 on CD, W95, NT4.0, US English,             3   BQSOC/BQRYS/BQR2
           Factory installed
-------------------------------------------------------------------------------------------
           IBM PAR PNTR CENT DB25 MALE/36                             2   BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------
           HP Deskjet 890CXI EXTL                                     1   US789120C9
-------------------------------------------------------------------------------------------
           HP Scanjet 5P 24Bit CLR & 8 BIT                            2   SG77H1123G/S
                                                                          G74M11OQ
-------------------------------------------------------------------------------------------
           HP Jetdirect EX Hi-performance                             1
-------------------------------------------------------------------------------------------
           CD-R 2006/Plus 2X INT Recorder                             1
-------------------------------------------------------------------------------------------
           Digital Mavica still Camera                                1
-------------------------------------------------------------------------------------------
           Adaptec Fast SCSI-2 Bit PCI Adapter                        1
-------------------------------------------------------------------------------------------
           Back-ups 400 from APC                                      4
-------------------------------------------------------------------------------------------
           APC Back-ups 280 SBY 280VA/180W                            4
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
           APC Personal Surge Protection (7outlet)                    4
-------------------------------------------------------------------------------------------
           APC Personal Surge Protection (7 Outlet +telephone         1
-------------------------------------------------------------------------------------------
           NET3T Network Surge Arrest (3 Outlet+Modem/fax) from       1
           APC
-------------------------------------------------------------------------------------------
           3" CAT5 patch cable                                        4
-------------------------------------------------------------------------------------------
           14" CAT5 patch cable                                       3
-------------------------------------------------------------------------------------------
           25" CAT5 patch cable                                       3
-------------------------------------------------------------------------------------------
           3 Com Fast Ether Link XL/100Mbps PCI RJ 45 Network         4
           adapter
-------------------------------------------------------------------------------------------
           Netport Express PRO/100 FastEthernet 2 port ext multi      1
           OS print servier by Intel
-------------------------------------------------------------------------------------------
           Etherlink III Ethernet PCCCARD RJ45 NIC Type II PCMCIA     1
-------------------------------------------------------------------------------------------
           19" 4 unit rack mount 9.3"x 12"                            1
-------------------------------------------------------------------------------------------
           Smart-ups 1000 from APC (6 outlet)                         1
-------------------------------------------------------------------------------------------
           Microsoft Proxy server v2.O for Windows NT CD              1
-------------------------------------------------------------------------------------------
           Dell Power Vault 20XS 8-Drive Enclosure Base system        1   N009478u-13260
-------------------------------------------------------------------------------------------
           Cable, PERC, 4 Meter for Dell PowerVault 200/201 S,        2   N009478u-13260
           factory installed
-------------------------------------------------------------------------------------------
           Deskside Tower Enclosure for Dell PowerVault 200S          1   N009478u-13260
           factory installed
-------------------------------------------------------------------------------------------
           Non-redundant power supply, Incl.,closeout panel to        1   N009478u-13260
           occupy redundant pwr supply space for ell PV20XS
           factory installed
-------------------------------------------------------------------------------------------
           hard drive configuration, increasing order Dell            1   N009478u-13260
           PowerEdge SDS100 and PowerVAult 20XS factory installed
-------------------------------------------------------------------------------------------
           18 GB Hard Drive, 10000RPM for Dell PowerVAult             1   N009478u-13260
           200S/201S, factory installed
-------------------------------------------------------------------------------------------
           two Enclosure services expander modules for dell           1   N009478u-13260
           PowerVault 200S/201S factory installed
-------------------------------------------------------------------------------------------
           4 x 18.2GB LVD SCSI Hard Drives, 10000RPM for Dell 1 N009478u-13260
           PowerVAult 200S/201S, 1X 8 Back Plane, factory installed
-------------------------------------------------------------------------------------------
           No Operating System for Dell PowerEdge Servers             1   N009478u-13260
-------------------------------------------------------------------------------------------
           Documentation Kit, Hard Copy and on CD, English for        1   N009478u-13260
           Dell PowerVault 200S/201S factory installed
-------------------------------------------------------------------------------------------
           SelectCare, next business day on-site service              1   N009478u-13260
           contract, Initial year, Wang
-------------------------------------------------------------------------------------------
           SelectCare, next business day on-site service              1   N009478u-13260
           contract, 2 year extended, Wang
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
           Dell P6500K GX1 p/T+ Base (100 MHz FSB), w/*MB Int.        1   OCM8X
           Video Memory, Int. Audio, Int, 10/100 WuOL
           Networking, 512K Cashe
-------------------------------------------------------------------------------------------
           MOD, RSR, 7 SLT, ACTIVE, MT, WOL                           1   OCM8X
-------------------------------------------------------------------------------------------
           Module, 1 DIMM, 128 MB, ECC, SDRAM                         3   OCM8X
-------------------------------------------------------------------------------------------
           MOD, CD, 680M, I, 17/40X, MT, MOLEX                        1   OCM8X
-------------------------------------------------------------------------------------------
           Kit, Sofware, McAfee Virus Scan 4.02, F5, United           1   OCM8X
           States, Original Equipment Manufacturer
-------------------------------------------------------------------------------------------
           CORD PWR 6FT, SJT                                          1   OCM8X
-------------------------------------------------------------------------------------------
           MSE, PS2 6P, 2BTN/WHL, INTELLI, MS                         1   OCM8X
-------------------------------------------------------------------------------------------
           Kit, Documentation/Compact Disk, Windows98, V0.8,          1   OCM8X
           compact Disk, English
-------------------------------------------------------------------------------------------
           Hard Drive 8.4GB, Medium Tower                             1   OCM8X
-------------------------------------------------------------------------------------------
           MOD,CRD, VID, 16M, NVDIA, PCI, STB                         1   OCM8X
-------------------------------------------------------------------------------------------
           DIS, MSCN, CLR, 21, D, D1626HT, US                         1   OCM8X
-------------------------------------------------------------------------------------------
           KIT, SPKR, MM, HRMNK                                       1   OCM8X
-------------------------------------------------------------------------------------------
           Kit, Sofware, Workstations, STE99, JAVA, US, Original 1 OCM8X
           equipment mfgr.
-------------------------------------------------------------------------------------------
           MOD, FD, 1.44, F3, NBZ, HTRP, NEC                          1   OCM8X
-------------------------------------------------------------------------------------------
           KYBD, 104, 6P, US, W95, MECH, CMOS4                        1   OCM8X
-------------------------------------------------------------------------------------------
           Select care, next business day on site service             1   OCM8X
           Initial year BSC
-------------------------------------------------------------------------------------------
           Select care, next business day on site service 2 year      1   OCM8X
           extended, BSC
-------------------------------------------------------------------------------------------
           SVT#0CM8X/Refurbished                                          OCM8X
-------------------------------------------------------------------------------------------
           BASE, MT, W/O-SND, T500                                    1   OCM8X
-------------------------------------------------------------------------------------------
           Module, Card, Video, 16MB, Accelerated Graphics Port,      1   OCM8X
           Diamond
-------------------------------------------------------------------------------------------
           Kit, software, McAfee Virus Scan 4.02, F5 US,              1   OCM8X
           original equip. mfgr.
-------------------------------------------------------------------------------------------
           128MB, SDRAM Memory, Factory installed                     1   OCM8X
-------------------------------------------------------------------------------------------
           Module, Modem V80, Internal PC Interface, Coyuote,         1   OCM8X
           Asia, Latin, America, North America
-------------------------------------------------------------------------------------------
           CORD, PWR 6FT, SJT                                         1   OCM8X
-------------------------------------------------------------------------------------------
           MSE, PS2, 6P, 2BTN/WHL, INTELLI, MS                        1   OCM8X
-------------------------------------------------------------------------------------------
           KYBD, 104, 6P, US, NMB, RD, CMOS3                          1
-------------------------------------------------------------------------------------------
           Kit, Documentation/Compact Disk, Windows98, V0.8,          1   OCM8X
           compact Disk, English
-------------------------------------------------------------------------------------------
           Module, Card, Audio, Soundblaster                          1   OCM8X
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
           MOD, DVD, 4.7GB, I, F5, TOS, NSND                          1   OCM8X
-------------------------------------------------------------------------------------------
           Module, Floppy Drive, 1.44M, F3, No Bezel, China           1   OCM8X
-------------------------------------------------------------------------------------------
           DIS, MSCN, CLR, 21, D, D1626HT, US                         1   OCM8X
-------------------------------------------------------------------------------------------
           KIT, SPKR, MM, HRMNK                                       1   OCM8X
-------------------------------------------------------------------------------------------
           Module, Compact Disk Drive, Compact Disk Rewritable,       1   OCM8X
           Dual
-------------------------------------------------------------------------------------------
           Module, Hard Drive, 13.6GB, Klinger                        1   OCM8X
-------------------------------------------------------------------------------------------
           PCI DBD Decoder Card for DVD ROM, factory install          1   OCM8X
-------------------------------------------------------------------------------------------
           SelecCare, Initial year, next business day on site         1   OCM8X
           service contract, BSC
-------------------------------------------------------------------------------------------
           SelectCare, 2 years extended, next business day on         1   OCM8X
           site service contract, BSC
-------------------------------------------------------------------------------------------
           SVT #0FW3J/Refurbished                                         9686
-------------------------------------------------------------------------------------------
           Dell PowerEdge 2300 Base.Pill. 450MHz Processor with       1   9686
           512K Cache
-------------------------------------------------------------------------------------------
           Logitec System Mouse w/ Driver Disks, Factory Install      1   9686
-------------------------------------------------------------------------------------------
           Uninterruptable Power Supply, 700V, Stand Alone,           1   9686
           Adapter Factory Install
-------------------------------------------------------------------------------------------
           Keyboard, Factory Install                                  1   9686
-------------------------------------------------------------------------------------------
           2X3 Passive Backplane for Dell PowerEdge 2300,             1   9686
           Factory Install
-------------------------------------------------------------------------------------------
           512MB DRAM, 1 X 512MB DIMM, Factory Install                1   9686
-------------------------------------------------------------------------------------------
           Dell PowerEdge 1300/2300/4300/4350, 450 MHz/512K, P3,      1   9686
           Second Processor, Factory Install
-------------------------------------------------------------------------------------------
           14/32X SCSI CD-ROM, for Dell PowerEdge 2300, Black,        1   9686
           Factory Install
-------------------------------------------------------------------------------------------
           Monitor Option-None                                        1   9686
-------------------------------------------------------------------------------------------
           RAID 0 Hard Drive Config, for Dell PowerEdge 2300,         1   9686
           Factory Install
-------------------------------------------------------------------------------------------
           1.44MB Floppy Drive for Dell PowerEdge 2300, Factory       1   9686
           Install
-------------------------------------------------------------------------------------------
           20/40GB DLT4000 Tape Backup for Dell PowerEdge 2300,       1   9686
           Black, Factory Install
-------------------------------------------------------------------------------------------
           9.1GB LVD SCSI Hard Drive for Dell PowerEdge 2300,         5   9686
           Server, Factory Install
-------------------------------------------------------------------------------------------
           PERC2 Four Channel RAID Card, 32MB Cache, One Channel      1   9686
           to the Backplane, for Dell PowerEdge 2300, Factory
           Install
-------------------------------------------------------------------------------------------
           READYWARE INSTALLATION FEE                                 1   9686
-------------------------------------------------------------------------------------------
           No Operating System, Contains Utility Partition            1   9686
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
           Intel Pro 100 Plus Ethernet Network Card, Factory          1   9686
           Install
-------------------------------------------------------------------------------------------
           *SelectCare, Next Business Day On-Site Service,            1   9686
           Initial Year, Wang
-------------------------------------------------------------------------------------------
           *SelectCare, Next Business Day On-Site Service, 2          1   9686
           Year Extended, Wang
-------------------------------------------------------------------------------------------
           Power Supply, 460W,5.OV,PV2XXS                             1   9686
-------------------------------------------------------------------------------------------
           Customer Kit, Documentation, Airborne                      1   9686
-------------------------------------------------------------------------------------------
           Fast EtherLink XL10/100TX PCI Cat 5 UTP NIC 3C905B-TX      1   9686
-------------------------------------------------------------------------------------------
           12/24GB DDS-3 Seagate Tape Back Up, Customer Install       1   9686
-------------------------------------------------------------------------------------------
           12/24GB DDS-3 DAT Tape Cartridge, Formatted,               1   9686
           Quantity=5, Customer Install
-------------------------------------------------------------------------------------------
           PERC2 Four Channel RAID Card, 128MB Cache, No Cables       1   9686
           Included for Dell PowerEdge 2300/4300/6300, Customer
           Install
-------------------------------------------------------------------------------------------
           CPQ Proliant 1850/500 128MB EA                             1   327627002
-------------------------------------------------------------------------------------------
           CPQ Proliant 128MB SDRAM DIMM EA                           1   327627002
-------------------------------------------------------------------------------------------
           CPQ 256MB REGISTERED SDRAM DIM EA                          1   327627002
-------------------------------------------------------------------------------------------
           CPQ 9.1GB PLUG W/ULTRA2 SCSI 1 EA                          2   327627002
-------------------------------------------------------------------------------------------
           CPQ NETELLIGENT 10/100 TX PCI EA                           1   327627002
-------------------------------------------------------------------------------------------
           CPQ 12/24GB DDS3 DAT OPAL EA                               1   327627002
-------------------------------------------------------------------------------------------
           CPQ 7/600 PROCESSOR OPTION KIT EA                          1   327627002
-------------------------------------------------------------------------------------------
           APC SMART UPS 1400 NET EA                                  1   327627002
-------------------------------------------------------------------------------------------
           MS W2000 SRVR 5 CAL EA                                     1   327627002
-------------------------------------------------------------------------------------------
           Compaq/15" LDC Rack Mount Monitor                          1   327627002
-------------------------------------------------------------------------------------------
           HP 6355 Celeron 330MHz, 128K RAM, 15" monitor, mount       1   6355d7306
           and keyboard
-------------------------------------------------------------------------------------------
           Sony VAIO Intel 300MHz, 128K RAM, 15" Monitor and          1   2629392
           keyboard
-------------------------------------------------------------------------------------------
           CPQ Proliant 300/600 128MB EA                              1   d006ddl1k027
-------------------------------------------------------------------------------------------
           CPQ Proliant 128MB SDRAM DIMM EA                           1   d006ddl1k027
-------------------------------------------------------------------------------------------
           CPQ 256MB REGISTERED SDRAM DIM EA                          1   d006ddl1k027
-------------------------------------------------------------------------------------------
           CPQ 9.1GB PLUG W/ULTRA2 SCSI 1 EA                          4   d006ddl1k027
-------------------------------------------------------------------------------------------
           CPQ NETELLIGENT 10/100 TX PCI EA                           1   d006ddl1k027
-------------------------------------------------------------------------------------------
           CPQ 12/24GB DDS3 DAT OPAL EA                               1   d006ddl1k027
-------------------------------------------------------------------------------------------
           CPQ 7/600 PROCESSOR OPTION KIT EA                          2   d006ddl1k027
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
           APC SMART UPS 1400 NET EA                                  1   d006ddl1k027
-------------------------------------------------------------------------------------------
           MS W2000 SRVR 5 CAL EA                                     1   d006ddl1k027
-------------------------------------------------------------------------------------------
           HP Scanjet 4100c                                           1   MY87M531SG
-------------------------------------------------------------------------------------------
           HP Deskjet 697                                             1   c4562c
-------------------------------------------------------------------------------------------
           HP Laserjet 6P                                             2   uscc009060/uscc
                                                                          009044
-------------------------------------------------------------------------------------------
           Dell 21"Monitor                                            2   55347ao34P19/5
                                                                          3347BO63W19
-------------------------------------------------------------------------------------------
           Dell 19"Monitor                                            2   86385/coh48
-------------------------------------------------------------------------------------------
           Dell Dimension XPT 500                                     1   OFw3j
-------------------------------------------------------------------------------------------

SCHEDULE B

ENUMERATED LIABILITIES
Aged Payables Listing                                    As of May 23, 2000

Vendor List                                                             Amount
-----------                                                           ----------

ADT Security System                                                   $    98.42

Cheffy Passidomo Wilson & Co.                                         $   600.00

CSC The US Corporation                                                $   185.00

Durocher Dixson Werba, LLC                                            $ 1,754.90

Michael Baybak                                                        $ 3,500.00

Nanologic                                                             $ 6,000.00

Naples Printing                                                       $   379.48

Olde Monmouth Stock Transfer                                          $   265.00

Pitney Bowes                                                          $   312.75

Total Bank                                                            $ 1,399.85

WGUF                                                                  $ 1,939.96
                                                                      ----------

Total Aged Payable Listing                                            $16,435.36
                                                                      ==========

-------------------------------------------------------------------------------------
Name of                       Type of                   Amount of
Supplier                      Service                   Settlement   Status
-------------------------------------------------------------------------------------
Data Sales                    Computer Hardware Lease   $20,000.00   Release Received

Compaq Financial              Computer Software Lease   $ 3,500.00

The Impact Group              Co-Location               $ 4,417.00   Release Received

Tell Commercial Development   Office Space Rental       $ 1,962.00   Release Received

Sprint                        Data Line                 $   750.00

Accuweather                   Content                   $ 4,304.00   Waiting for
                                                                     confirmation.

Michael D. Harris, P.A.       Legal                     $12,000.00

Sweeney & Gates               Accounting                $10,000.00

Ernest Sittenfeld             Promissory Note           $10,000.00

Pitney Bowes                  PhotoCopier               $ 2,400.00
-------------------------------------------------------------------------------------

                                                       $(69,333.00)
                                                       ===========

Aged Receivables                           As of Fax received
                                           May 23, 2000

Customer                                                             Amount
--------                                                            ---------

Biogenetics                                                           $275.00

BJ Haas Inc                                                         $1,250.00

Consel Inc. of Florida                                                 $20.00

Coastline Shutter Corporation                                         $240.00

First Baptist Church                                                  $(66.00)

Martha J. Dodd                                                        $250.00

Padulo International                                                  $150.00

Smart Golf                                                            $355.00

Stefan Hafner                                                         $500.00
                                                                    ---------

Total Aged Receivables                                              $2,974.00
                                                                    =========

                                   SCHEDULE C

Reissue To:                                          Number of Shares in Seller:

K2 Ventures, Inc.                                    11,235,700

Paulo Mylla                                          171,900

Brian Leith                                          50,600

Ernest Sittenfield                                   4,000

Kevin Casey                                          2,000

Sharon Snew                                          600

Stephanie Pera                                       200
--------------------------------------------------------

Total Shares                                         11,465,000

                                   SCHEDULE D

Aged Receivables                           As of Fax received
                                           May 23, 2000

Customer                                                              Amount
--------                                                              ---------

Biogenetics                                                             $275.00

BJ Haas Inc                                                           $1,250.00

Consel Inc. of Florida                                                   $20.00

Coastline Shutter Corporation                                           $240.00

First Baptist Church                                                    $(66.00)

Martha J. Dodd                                                          $250.00

Padulo International                                                    $150.00

Smart Golf                                                              $355.00

Stefan Hafner                                                           $500.00
                                                                      ---------

Total Aged Receivables                                                $2,974.00
                                                                      =========